UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 12, 2007

EMERGENCY MEDICAL SERVICES CORPORATION
EMERGENCY MEDICAL SERVICES L.P.

(Exact Name of Each Registrant as Specified in Their Charters)

	001-32701	20-3738384
Delaware	333-127115	20-2076535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD.

Item 7.01           Regulation FD Disclosure.

On June 11, 2007, Emergency Medical Services Corporation (“EMSC”) entered into a definitive agreement to purchase all of the outstanding shares of capital stock of Starwest Ambulance of Nevada, Inc. (“Starwest”) through an indirect, wholly-owned subsidiary.  Starwest is the parent of MedicWest Ambulance, Inc. (“MedicWest”), a provider of emergency and non-emergency ground medical transportation services in the metropolitan Las Vegas, Nevada area.  Upon consummation of the transaction, MedicWest and Starwest will be wholly-owned subsidiaries of American Medical Response, Inc., EMSC’s healthcare transportation services segment. The closing of the transaction is subject to regulatory approvals in the State of Nevada and various other customary closing conditions, and is expected to occur between 30 and 60 days from the date of agreement.  A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information in this report shall not be deemed to constitute an admission that such information contains material information required to be furnished by Regulation FD.

Section 9 – Financial Statements and Exhibits.

Item 9.01           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Emergency Medical Services Corporation, dated June 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)

	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel
June 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)

	By:	Emergency Medical Services Corporation, its General Partner

	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel
June 12, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Emergency Medical Services Corporation, dated June 11, 2007